Proxy Statement Pursuant to Section 14(a) of the
      Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]         Preliminary proxy statement
[x]         Definitive proxy statement
[ ]         Definitive additional materials
[ ]         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   FIRST SOUTHEAST FINANCIAL CORPORATION
             ------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                   FIRST SOUTHEAST FINANCIAL CORPORATION
                ------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]         $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)       Title of each class of securities to which transaction applies:
                              N/A

(2)       Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)       Proposed maximum aggregate value of transaction:
                              N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:
                             N/A

(2)       Form, schedule or registration statement no.:
                             N/A

(3)       Filing party:
                             N/A

(4)       Date filed:
                             N/A










                               September 20, 1996





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Southeast Financial Corporation to be held at its main office located at 201 North Main Street, Anderson, South Carolina, on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Time.

     The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of Crisp, Hughes & Co., LLP, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope by October 29, 1996, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                        Sincerely,



                                        David C. Wakefield, III
                                        President and Chief Executive Officer
PAGE

                      FIRST SOUTHEAST FINANCIAL CORPORATION
                             201 NORTH MAIN STREET
                        ANDERSON, SOUTH CAROLINA  29621
                                (864) 224-3401


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON OCTOBER 29, 1996


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of First Southeast Financial Corporation ("Corporation") will be held at its main office located at 201 North Main Street, Anderson, South Carolina on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

                1.   The election of two directors of the Corporation;

                2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 13, 1996 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete, sign and return by October 29, 1996 the enclosed Proxy Card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend the Meeting and vote in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         CAROLE K. BAIN
                                         SECRETARY


Anderson, South Carolina
September 20, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




                               PROXY STATEMENT
                                     OF
                   FIRST SOUTHEAST FINANCIAL CORPORATION
                            201 NORTH MAIN STREET
                     ANDERSON, SOUTH CAROLINA  29621
                                (864) 224-3401



                     ANNUAL MEETING OF STOCKHOLDERS
                            OCTOBER 29, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southeast Financial Corporation ("First Southeast" or "Corporation"), the holding company for First Federal Savings and Loan Association of Anderson ("First Federal" or "Association"), to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Corporation's main office located at 201 North Main Street, Anderson, South Carolina on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 20, 1996.


                        VOTING AND PROXY PROCEDURE


     Stockholders of record as of the close of business on September 13, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of September 13, 1996, the Corporation had 4,388,231 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below.

     If a stockholder is a participant in the First Federal Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted.

                            -1-
PAGE

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of August 23, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at August 23, 1996. The following table also sets forth, as of August 23, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                    Amount and Nature           Percent of
                                      of Beneficial            Common Stock
                                       Ownership (1)            Outstanding


First Federal Savings and
Loan Association of Anderson
Employee Stock Ownership Plan             329,761                    7.5%

Directors and Named Executive Officers

David C. Wakefield, III (2)                89,338                    2.0
Charles L. Stuart                          69,773                    1.6
James H. Barton                            61,677                    1.4
Josiah Crudup, Jr.                         45,773                    1.0
Vernon E. Merchant, Jr.                    37,173                    0.8
William R. Phillips                        33,023                    0.8
Aubrey T. Scales                           38,773                    0.9
A.C. Terry                                 57,933                    1.3

All executive officers and
directors as a
group (11 persons)                        574,138                   13.1%

_______________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of indirect ownership, over which shares the persons named in the table possess voting and investment power. Shares considered indirectly owned included in the table are Mr. Wakefield, 5,959; Mr. Barton, 21,504; Mr. Crudup, 5,000; Mr. Scales, 1,500; Mr. Terry, 21,086;
           and all executive officers and directors as a group, 73,110.
(2)        President and Chief Executive Officer of the Corporation and the
           Association.

                                      -2-
PAGE

                 PROPOSAL I - ELECTION OF DIRECTORS

     The Corporation's Board of Directors is currently composed of eight members. The Corporation's Certificate of Incorporation provides that directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee which is comprised of the full Board of Directors has nominated for election as directors David C. Wakefield, III and Aubrey T. Scales, each of whom is currently a member of the Board.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. WAKEFIELD AND SCALES.

     The following table sets forth as to each nominee and director continuing in office, his name, age, principal occupation during the past five years and the year he first was elected a director.

                         Principal
                         Occupation
                         During Past
                         Five Years                      Year First    Year
                         and Other                       Elected       Term
Name           Age(1)    Information                     Director(2)  Expires

                                 BOARD NOMINEES

David C.
Wakefield, III   52     President and Chief Executive         1991   1993(3)
                       Officer of First Federal since
                        1991.  Prior thereto, Mr.
                        Wakefield served as Chief
                        Operating Officer of First
                        Federal from 1990 to 1991
                        and in various capacities
                        since 1976.  He also is a
                        past director of the Community
                        Financial Institutions of
                        South Carolina and serves as
                        Chairman of the Board of
                        Visitors of Anderson College.

Aubrey T. Scales 73     Retired Senior Vice President of      1992   1993(3)
                        First Federal.  Mr. Scales has
                        been affiliated with the Association
                        for 44 years in various capacities.
                        He is a current member and a past
                        president of the Anderson Lions Club.
                        He is a life member and Executive
                        Committee member of the American
                        Legion.  Mr. Scales is also a
                        past Director of the Anderson YMCA.

                        (table continued on following page)

                                         -3-
PAGE

                         Principal
                         Occupation
                         During Past
                         Five Years                       Year First   Year
                         and Other                         Elected     Term
Name           Age(1)    Information                      Director(2) Expires

                            DIRECTORS CONTINUING IN OFFICE

James H.        74      Mr. Barton, a retired colonel in      1977     1997
Barton                  the U.S. Marine Corps Reserve,
                        is a past member of the National
                        Executive Committee, Reserve
                        Officers Association of the United
                        States, is a member of the Tri-
                        County Technical College Foundation
                        Board, Chairman of the Support
                        (Finance) Committee of the Holy
                        Trinity Lutheran Church, and is
                        the retired president of Barton
                        Grocery Co., Inc. and Acme
                        Distributing Company of Greenville.

Josiah
Crudup, Jr.      71      Retired President and Chief          1979     1997
                         Executive Officer of Crudup Oil
                         Co., Inc.  Mr. Crudup is a past
                         member of the Kiwanis Club, the
                         South Carolina Petroleum Marketers
                         Association and the Board of
                         Directors of the Salvation Army
                         Boys Club.

Vernon E.
Merchant, Jr.   65       Self-employed physician and          1983     1997
                         surgeon for over 36 years.
                         Dr. Merchant is a Director of
                         the State Free Cancer Clinic
                         and is a State Cancer Liaison-
                         Fellow to the American College
                         of Surgeons.  He also serves as
                         an assistant clinical professor
                         at the Medical University of
                         South Carolina.

Charles L.
Stuart          70       Chairman of the Board of the         1965     1998
                         Association. Mr. Stuart has been
                         affiliated with the Association
                         for over 41 years and has served
                         in various capacities, including
                         holding the offices of President
                         and Chief Executive Officer.  He
                         is a past Director of the Community
                         Financial Institutions of South
                         Carolina, the Anderson Board of
                         Realtors, is a past Director of
                         the Anderson County Historical
                         Society, is a past Director of
                         the South Carolina Chamber of
                         Commerce, and is a past member
                         of the Anderson Civitan Club.

William R.
Phillips        77       Retired stockbroker from J.C.        1977     1998
                         Bradford & Co.  Mr. Phillips is
                         a retired colonel of the South
                         Carolina National Guard, is a
                         past President of the Anderson
                         County Foundation, is a past
                         President and Chairman of the
                         Board of United Way, is a Past
                         Treasurer of the Chamber of
                         Commerce and was a charter member
                         of Appalachian Regional Council
                         of Governors.

                   (table continued on following page)

                                   -4-
PAGE

                         Principal
                         Occupation
                         During Past
                         Five Years                      Year First    Year
                         and Other                       Elected       Term
Name           Age(1)    Information                     Director(2)  Expires

               DIRECTORS CONTINUING IN OFFICE (continued)

A.C. Terry     70        Retired president and owner of       1983     1998
                         Terry Furniture Co., a retail
                         furniture company.  Mr. Terry
                         is a past director of the
                         Southern Home Furnishings
                         Association, is a past president
                         of the Anderson Lions Club and is
                         an elder in the Young Memorial A.
                         R. Presbyterian Church.

- ----------------------
(1)       At September 13, 1996.
(2)       Includes prior service on the Board of Directors of First Federal.
(3)       Assuming re-election at the Meeting.


       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and the Association conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1996, the Board of Directors of the Corporation held 10 meetings. During the fiscal year ended June 30, 1996, the Board of Directors of First Federal held 12 meetings. No director of First Federal or the Corporation attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

     The Board of Directors of the Association has established an Executive, Audit and Compliance, Planning, Loan, Compensation, and Pension Committees. The Association also has an Asset and Liability Management Committee, Loan Committee and a Management Compliance Committee.

     The Executive Committee consists of Messrs. Crudup (Chairman), Terry and Wakefield. This Committee meets on an as called basis and acts as an interim decision-making body. The Executive Committee also acts as the Proxy Committee. The Executive Committee met 33 times during fiscal 1996.

     The Compensation Committee consists of Messrs. Crudup (Chairman), Scales, and Barton. This Committee meets on an as called basis to make recommendations for compensation of executive officers including the Chief Executive Officer. This Committee met four times during fiscal 1996.

     The Audit and Compliance Committee consists of Messrs. Phillips (Chairman), Merchant and Scales. This Committee meets on an as called basis to investigate and monitor internal affairs and regulatory compliance. This Committee met four times during fiscal 1996.

     The Planning Committee consists of Messrs. Phillips (Chairman), Barton, Scales, Stuart and Wakefield. This Committee meets on an as called basis for the purpose of developing and/or investigating strategic Board objectives. This Committee met two times during fiscal 1996.

                              -5-
PAGE

     The Loan Committee consists of Messrs. Merchant, Barton, Phillips, Stuart, Scales and Wakefield. This Committee meets on an as called basis for loan approvals of above $150,000 to $300,000. Any member of the committee, along with an authorized officer, may approve loans in the designated range. This Committee met 76 times during fiscal 1996.

     The Pension Committee consists of Messrs. Wakefield, Stuart, Biediger, Locke, Barton and Scales. This Committee meets on an as called basis to transact any business relating the Association's Retirement Plan. This Committee met two times during fiscal 1996.

     In connection with the Annual Meeting and selection of the management nominees for election as directors, Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows:
"... no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that written notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation held one meeting in its capacity as the nominating committee during fiscal 1996, in order to nominate the individuals for election at the Meeting.

                         DIRECTORS' COMPENSATION


     Currently, each director of the Corporation is also a director of the Association. Non-officer members of the Corporation's and the Association's Board of Directors received fees of $500 and $1,000, respectively, per meeting during fiscal 1996. Non-officer directors receive an additional $300 for certain committee meetings. Total fees paid to directors during the fiscal year ended June 30, 1996 were $157,700. Directors also participate in the Association's Director Emeritus Plan under which directors are eligible to serve as emeritus directors following their retirement from the Board of Directors of the Association. Emeritus Directors continue to receive Board fees while serving in that capacity if they meet certain minimum requirements, including providing consulting services to management of the Association.
                                       -6-
PAGE

                 EXECUTIVE COMPENSATION

                       Summary Compensation Table


                                              Long-term
                                             Compensation
                     Annual Compensation        Awards
                   ______________________  ________________

                                   Other                       All
                                   Annual  Restricted         Other
Name and                           Compen-  Stock            Compen-
Principle         Salary   Bonus   sation   Awards  Options  sation
Position    Year   ($)(1)    ($)    ($)(1)     ($)      (#)    ($)(2)
__________  ____  ______   _____   _______  ______  _______  _______

David C.    1996  $113,735 $  --    $--      $--    $  --    $23,443
 Wakefield  1995   107,370    --     --       --       --     48,453
President   1994    98,995  5,000    --       --     54,080   34,160
and Chief
Executive
Officer of
the Corpora-
tion and the
Association

* Except as otherwise noted, all compensation is paid by the Association.

- ---------------------
(1) Does not include prerequisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) All other Compensation for Mr. Wakefield in fiscal year 1996 includes the following: 401(k) Profit Sharing Plan: $3,934; Executive Deferred Compensation Plan: $16,366; Pension Plan: $3,143. Does not include amounts payable pursuant to employment agreements with Mr. Wakefield in the event of a "change of control" of the Corporation. For a discussion of the employment agreements including the amounts payable in the event of a "change of control" of the Corporation, see "-- Employment Agreements."
(3) Represents the total value of the awards at the date of grant, October 7, 1993. All awards under the Association's restricted stock plan are fully vested.

PAGE

Option Exercise/Value Table

          The following information with respect to options exercisable during the fiscal year ended June 30, 1996 and remaining unexercised or unexercisable at the end of the fiscal year, is presented for the Chief Executive Officer.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION VALUES

                                                             Value of
                                         Number of          Unexercised
                                        Unexercised        In-the-Money
                 Shares                  Options at         Options at
                Acquired                 FY-End (#)         FY-End ($)
                  on         Value
                Exercise    Realized     Exercisable/       Exercisable/
Name              (#)          ($)      Unexercisable      Unexercisable
- -----------    ----------  ----------   --------------     ---------------

David C.
Wakefield,
III            54,080      $419,120       -0-/-0-                $0/$0

Employment Agreements

          Effective October 1, 1993, the Corporation and the Association (collectively the "Employers") entered into a three-year employment agreement with David C. Wakefield, III. The salary level for Mr. Wakefield under the agreement is $90,500, which amount is paid by the Association and which may be increased at the discretion of the Board of Directors of the Association or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors of the Association or the Corporation, as the case may be, for an additional year. The current term of the agreement runs through September 30, 1999. The agreement is terminable by the Employers for cause at any time or upon the occurrence of certain events specified by Office of Thrift Supervision ("OTS") regulations. The agreement also provides for severance payments if Mr. Wakefield's employment is terminated following a "change of control" of the Corporation or the Association (as defined in the Agreement). These payments, which will be made promptly after any such "change in control," equal 2.99 times the average annual compensation paid to Mr. Wakefield during the five years immediately preceding the change in control. Based upon Mr. Wakefield's recent compensation history, the aggregate payments that would be payable under the terms of the agreements if a change of control occurred in 1996 would be approximately $402,000.

          Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

          Under rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executive officers of the Corporation and the Association. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Corporation, the Compensation Committee of the Association (the "Committee"), at the direction of the Board of Directors of the Corporation, has prepared the following report for inclusion in this proxy statement.
                                    -8-
PAGE

     General. The Committee's duties are to recommend and administer policies that govern executive compensation for the Association. The Committee evaluates individual executive performance, compensation policies and salaries. The Chief Executive Officer of the Association evaluates the performance of the other senior officers of the Association and makes recommendations to the Committee regarding individual compensation levels. The Committee reviews the Chief Executive Officer's recommendations on such officers' salaries and recommends salaries to be paid to each executive officer. The entire Board of Directors reviews the Compensation Committee's recommendations as to executive compensation, including the Chief Executive Officer, and sets these salaries.

     Compensation Policies. The executive compensation policies of the Association are designed to establish an appropriate relationship between executive pay and the Corporation's and the Association's annual performance,to reflect the attainment of short and long-term financial performance goals and to enhance the ability of the Corporation and the Association to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

    * To attract and retain key executives who are vital to the long-term success of the Corporation and the Association and are of the highest caliber;

    * To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Corporation's and the Association's level of performance; and

    * To motivate executives to enhance long-term stockholder value by building their equity interest in the Corporation.

     The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives including: (1) the performance of the Corporation and the Association as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Corporation and the Association during the year.

     In reviewing and recommending executive salary levels, the Compensation Committee surveys similar institutions in South Carolina, the Southeast, and the United States. Peer group analysis focuses on asset size, nature of ownership, type of operation, and other common factors. In setting salaries for calendar year 1996, the Compensation Committee also reviewed executive compensation data compiled by Americas Community Bankers, Ben S. Cole Financial, Inc., and SNL Securities Thrift Executive Compensation Review. In fiscal 1996, executive compensation structure includes salaries, long-term incentive opportunities in the form of stock options, restricted stock and deferred compensation.

     Although the Compensation Committee did not establish executive compensation levels on the basis of whether specific financial goals had been achieved by the Corporation and the Association, the Compensation Committee (and the Board of Directors) considered the overall profitability of the Corporation and the Association when making their decisions. The Compensation Committee believes that management compensation levels, as a whole, appropriately reflect the application of the Corporation's and Association's executive compensation policy and the progress of a the Corporation and the Association.

     Long Term Incentive Compensation. Under the Association's 1993 Management Development and Recognition Plans ("MDRPs") and the Corporation's 1993 Stock Option and Incentive Plan, executive officers of the Association and the Corporation received grants and awards in connection with the Association's mutual to stock conversion. The Committee believes that stock ownership by the Corporation's and the Association's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and stock awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of
                                    -9-

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responsibility and contributions to the Corporation and the Association.  All shares have been awarded under the MDRPs. However, options covering 124,384 shares remain available for grant under the 1993 Stock Option and Incentive Plan. The Board may authorize the award of additional stock options in the future although no specific awards are under consideration at this time.

     Compensation of the Chief Executive Officer. During calendar year 1996, the base salary of David C. Wakefield, III, President and Chief Executive Officer of the Corporation and the Association, is $117,000. Mr. Wakefield's base salary includes compensation paid in lieu of directors fees. The 1996 base salary is 6.8% above the 1995 base salary. The Committee believes that Mr. Wakefield's compensation is appropriate based on the Association's overall compensation policy and on the basis of the Committee's consideration of peer group data. Mr. Wakefield did not participate in the Committee's consideration of his compensation level for the fiscal year.

                             Compensation Committee

                             Joseph Crudup, Jr. (Chairman)
                             James H. Barton
                             Aubrey T. Scales

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee was composed of Messrs. Crudup, Barton and Scales during the year ended June 30, 1996. No executive officer of the Association has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Association. No executive officer of the Association has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Association has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Association.

Performance Graph

     The following graph compares the Corporation's cumulative stockholder return on its Common Stock with the return on the National Association of Securities Dealers Automated Quotation ("Nasdaq") (U.S. companies) Index and a peer group of the Nasdaq's Financial Index. Total return assumes the reinvestment of all dividends.

                                -10-
PAGE

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
            CORPORATION, NASDAQ (U.S. COMPANIES) AND NASDAQ
                           FINANCIAL STOCKS

                                   Period Ending

                      10/07/93  09/30/94  09/30/95  07/31/96
                      _______________________________________

Corporation           $100.00   $156.47   $185.62    $207.80
Nasdaq (Fin.) Index    100.00    105.39    133.37     148.52
Nasdaq (U.S.) Index    100.00    100.82    139.25     145.48


     The graph assumes $100 was invested on October 7, 1993 when the Corporation first issued stock to the public. Trading of the stock began October 8, 1993.

                        TRANSACTIONS WITH MANAGEMENT


     The Association, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. In accordance with the requirements of applicable law, loans to executive officers and directors of the Association are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1996, outstanding balances on loans to directors and executive officers totalled $483,866.


           COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


     Section 16(a) of the Exchange Act requires the officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.
                                  -11-

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
     Based solely on a review of the reports and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during fiscal 1996 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were complied with properly and in a timely manner.


                           OTHER MATTERS


     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.



                        FINANCIAL STATEMENTS


     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation. The Corporation will solicit proxies from stockholders, including brokers' accounts.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 13, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.


                       STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's administrative office at 201 North Main Street, Anderson, South Carolina 29621, no later than May 23, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         CAROLE K. BAIN
                                         SECRETARY

Anderson, South Carolina
September 20, 1996



                                 FORM 10-K

A COPY OF THE FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CAROLE K. BAIN, SECRETARY, FIRST SOUTHEAST FINANCIAL, 201 NORTH MAIN STREET, ANDERSON, SOUTH CAROLINA 29621.

                           REVOCABLE PROXY
                FIRST SOUTHEAST FINANCIAL CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS
                          OCTOBER 29, 1996

     The undersigned hereby appoints A.C. Terry, Josiah Crudup, Jr. and David
C. Wakefield, III as the official proxy committee of the Board of Directors, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Southeast Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at its main office located at 201 North Main Street, Anderson, South Carolina, on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, as follows:


                                                    VOTE
                                         FOR      WITHHELD

  1.    The election as directors of     [ ]        [ ]
        all nominees listed below
        (except as marked to the
        contrary below).

        David C. Wakefield, III
        Aubrey T. Scales

        INSTRUCTION:  To withhold your vote
        for any individual nominee, write
        that nominee's name on the line below.

        -----------------------------
        -----------------------------

        The Board of Directors recommends a vote "FOR" the above proposal.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 20, 1996 and the 1996 Annual Report to Stockholders.

Dated:              , 1996




- ----------------------------                     ----------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



- ---------------------------                      ----------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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